Exhibit 99.1
                              (English Translation)

                                 LOAN AGREEMENT

   Contract No.  'Shenfa Changcheng' 20051117002
                 [ ] Not within credit limit
                 [X] Within credit limit - Consolidated facilities reference No:

                                              'Shenfa Changcheng' 20051107001


Lender (Party A): Shenzhen Development Bank Limited - Changcheng Branch
                                                      -----------------
Address:  6/F, Tower B,Shengting Yuan, Huaqiang North Road
          ------------------------------------------------
Tel:     8207 5062                  Fax: 82075146
         ---------                       --------
Person in charge:  Hongbo Kang           Designation: Branch Director
                   -----------                        ---------------

Borrower (Party B):     Shenzhen Digitainment Co., Ltd.
                        -------------------------------
Address: 23/F, Huaqiang Jiahe Building A, Shennan Zhong Road, Futian District
         --------------------------------------------------------------------
Tel:    83759720                    Fax: 83759700
        --------                         --------
Person in charge:  Ming Li               Designation: Managing Director
                   -------                            -----------------

Party B applied to Party A for a loan, and Party A agreed to grant this loan after proper examination. In accordance with the relevant rules and regulations, Party A and Party B negotiated and hereby agreed unanimously to enter into this agreement, and to abide the terms and conditions as stipulated herein.


ARTICLE 1.  The Loan

1. Loan Amount: (Currency):     RMB
                (in word): Twenty Million (20,000,000)
2. Term of the loan: One year.
   Calculation of the term of the loan is as follow:
   The term of the loan should be counted from the day when the loan amount is actually drawn and the day of drawn down should be based on the loan receipt.
3. Interest rate
   (1) The interest rate for RMB loan should be applied as follow: (please tick one as appropriate)
   [X]  The interest rate for this loan is fixed and the rate is 5.58%.


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   [ ]  The  interest rate for this loan is floating, and the rate is the
        Peoples' Bank base rate + ___________ (floating point), change every _________ (month/quarter/year), __________(1st month/1st quarter/1st year) loan interest rate is _____________.
   (2)  The interest rate for foreign currency loan should be applied as follow:
        (please tick one as appropriate)
   [ ]  The interest rate for this loan is fixed and the rate is ___________.
   [ ]  The interest rate for this loan is floating, and the rate is the
        Party A's best lending rate + ___________ (floating point), change every _________ (month/quarter/year), __________(1st month/1st quarter/1st year) loan interest rate is _____________.
4. Usage of the loan
   The purpose of the loan should be as  1  below.
                                        ---
   (1)  Working capital
   (2) Revolving loan (repayment of matured loan), i.e. to repay loan under Contract No. ______________________.
   (3)  Others, ________________________________________________________.

ARTICLE 2.     Draw Down Of The Loan

1. This loan should be released to Party B in  one  (time/phase). Phases should
                                              -----
   be arranged as follow:
   First phase     _____________________________________________,
   Second phase    _____________________________________________,
   Third phase     _____________________________________________,
   Fourth phase    _____________________________________________.
   The maturity of the aforesaid loan amount released in phases should be based on the same maturity date as the loan released in the first phase.
2. When the loan is drawn down, a loan receipt should be completed in accordance with the terms of this agreement.

ARTICLE 3.     Loan Interest Payment

1. Interest will be accrued on the date when actual amount of loan is drawn down and is based on the actual term of the loan. Accrued interest should be settled as stipulated in 1 below:
                            ---
   (1)     To be settled monthly and on the 20th day of each month.
   (2)     To be settled quarterly and on the 20th day of each quarter end.
   (3)     To be settled annually and on the 20th day of December each year.
2. Party B should pay the interest on the settlement day. Party A has the right to deduct the interest payment directly from the bank account maintained by Party B with Shenzhen Development Bank. If Party B defaults in paying the interest due, Party A is entitled to charge exact interest on the unpaid interest.


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ARTICLE 4. Repayment of Loan Principal

1. Part B should repay the loan principal in full upon maturity. In case that Party B fails to repay the loan as scheduled, a one-month notice should be given to Party A and negotiation with Party A should be conducted in respect of the detailed plan for principal repayment.
2. If Party B intends to repay the loan principal prior to its maturity, a
   7-day notice should be given to Party A in order to obtain Party A's approval. In case of early repayment, Party A has the right to charge Party
   B one month extra interest on the repaid loan principal. If the earlier repayment date is less than one month to maturity, the interest will be charged to maturity.
3. Party B irrevocably authorizes Party A to deduct any accrued interest due and payable from Party B's bank account maintained with Shenzhen Development Bank.
4. If Party A and Party B agreed on repayment by installment, details of
   Party B's installment payment should be:  ___________________________________
   _____________________________________________________________________________
   ____________________________________________________________.

ARTICLE 5. Penalty and Interest on Interest

When there is default in repayment or misappropriation of loan principal, interest and interest on interest should be accrued according to the following calculation: (tick where appropriate)
[X] For fixed interest rate loan upon maturity, if Party B defaults, Party
    A has the right to impose an extra interest charge up to 50% of the interest rate as stipulated in this agreement. If Party B fails to utilize the loan proceeds on the specified purpose, Party A has the right to impose from the day when the funds are being misused an extra interest charge up to 100% of the interest rate as agreed in this agreement.
[ ] For floating interest rate loan upon maturity, if Party B defaults, Party A has the right to impose an extra interest charge up to _______% of the agreed floating interest rate, while the interval of interest rate change and calculation remain unchanged. If Party B fails to utilize the loan proceeds on the specified purpose, Party A has the right to impose from the day when the funds are being misused an extra interest charge up to _____% of the floating interest rate as agreed in this agreement.

For overdue accrued interest, penalty interest will be imposed on the unpaid overdue interest.


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ARTICLE 6.     Early Expiry of the Loan

When any one of the following situations occurs, the loan under this agreement should be deemed to have expired and matured prior to its original terms. Party A has the right to call for immediate repayment of the loan principal and to stop releasing any loan amount not drawn.
     1. Party B is in breach of any obligations under this agreement, or Party B admits or reveals from its behavior that it will not fulfill its obligations;
     2.   Party B is forced to or voluntarily cease operation;
     3. Party B has provided false information or disguised material operation and financial facts;
     4.   Party B incurs financial loss;
     5.   Loan plan of Party B is canceled or unable to implement;
     6. Party B deceives Party A or other banks for capital or credit through false contracts with affiliates and discount or impawn of notes receivable without actual trade;
     7. Party B intentionally renounces bank debts through affiliate transactions or other methods;
     8. Party B has committed illegal operation and activities and is under administrative punishment or is under investigation by the relevant department, which may result in administrative punishment;
     9. Party B is in the situations of dissolution, merger, liquidation, reorganization, cancellation of registration, declared bankruptcy, etc;
     10. Party B changes the usage of the loan without prior approval from Party A, or misappropriates the funds, or uses the loan in illegal or unlawful transactions;
     11. Party B breaches the agreement signed with Party A or other similar contracts signed with other third party, or resulting in any lawsuit or arbitration due to disputes from such contracts;
     12. Controlling shareholders of Party B transfer their shares in Party B, or in view of material events including but not limit to administrative punishment due to unlawful or illegal operations, or under investigation from relevant department and may result in administrative punishment, lawsuit or arbitration cases, severe deterioration of financial position, announcement of bankruptcy or dissolution, etc;
     13. Guarantor breaches the associated guarantee contract, including but not limit to false information and procedures provided by Guarantor, Guarantor is in breach of credit contracts, guarantee contracts or any other similar contracts signed with Party A or other third party, or lawsuit or arbitration caused by disputes of similar contracts, or being forced to or voluntarily cease operation, significant operation faults, under administrative punishment or under investigation by relevant department and may lead to such punishment, renouncing bank debts, or any acquisition, merger, reorganization and other conditions may weaken the ability of acting as a guarantor;
     14. Any other conditions that endanger or may endanger the safety of Party A's loan.


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ARTICLE 7.  The Rights of Party B

Party B should have the rights:
1. To draw down and use all the loan in accordance with the terms as stipulated in this Agreement;
2.   To refuse any additional conditions not stipulated in this Agreement;
3.   To transfer the debt after obtaining the approval from Party A.

ARTICLE 8.  Liabilities of Party B

1. Party B should provide all documents and information, and position regarding bank accounts and bank balance as requested by Party A; and to cooperate with the investigation, audit and verification of Party A;
2. Party B has to provide Party A with the monthly financial reports and updated registration information;
3. Party B shall accept the monitoring and supervision of Party A in respect of its use of loan and other relevant production, operation and financial activities;
4.   Party B shall use the loan asset forth in this Agreement;
5. Party B shall repay in full the loan principal and accrued interest in accordance with the terms of this Agreement;
6. When all of or part of the loan is to be transferred to the third party, prior approved should be obtained from Party A;
7. Should there be any major change of equity interest, reorganization or debt restructuring, Party B should notify Party A in advance, and to properly implement the safety measures and protection as to ensure the repayment of loan principal, interest and other related expenses.

ARTICLE 9.  Credit For Group Customer and Special Clauses on Affiliate
            Transactions

1.   Group customer refers to a legal entity with the following characteristics:
     1. Through shares or operation, direct or indirect, controls other legal entity, or is controlled by the legal entity;
     2.   Under common control by another legal entity;
     3. Under common control, direct or indirect, by any major investors, key managers or their close family members (including direct family members within three generations and family relatives within two generations);
     4. Existence of connected relation, which may lead to deviation from fair market value principle for transfer of assets and profits, and should be deemed as group customer for the purpose of credit management.


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2.   In case Party B is a group customer, when an affiliate transaction is up to or more than 10% of net assets value, Party B shall provide written report to Party A within ten days of the transaction. The report should include the relationship between the transaction parties, items and nature of the transaction, amount or consideration, and the pricing policies of the transaction (including those transactions involving no cash or only nominal value transaction).

ARTICLE 10.  The Rights of Party A

1. To request Party B for the information and documents related to the loan;
2. To request Party B to repay the loan principal and interest on time;
3. To kept informed of the operations and productions, financial activities and repayment plan of Party B;
4. To monitor the usage of loan proceeds by Party B as set forth in this Agreement;
5. To deduct the loan principal and interest directly from Party B's account;
6. If Party B fails to fulfill its obligation as stipulated in this Agreement, Party A shall have the right to request Party B for early repayment of the loan under this Agreement and cease releasing any unused portion of the loan;
7. In the event that Party B has major transfer of equity interest, reorganization or transfer of right to debt or debt obligations, Party A has the right to demand from Party B repayment of the loan principal and all other relevant fees; or to demand for a transfer of the loan under this Agreement to other transferee acceptable and agreed by Party A; or to provide collateral measures acceptable and agreed by Party A.

ARTICLE 11.  Liabilities of Party A

1.   Shall release the loan as set forth in this Agreement;
2. Shall the information related to the situations of Party B's finance, production and operation, except as stipulated by the relevant laws.

ARTICLE 12    Fees

1. All relevant charges related to credit check, examination, notarization, testimony and registration, etc shall be borne by Party B;
2. In case of Party B's default in loan principal and interest, Party B should be responsible for the related expenses incurred by Party A for its collection of the loan principal and interest, including fees for public announcement, service of notice, verification fees, , attorney fee, legal costs, travel expenses, and charges for valuation, auction, property preservation, enforcement, etc.


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ARTICLE 13.  Party B shall open a settlement account with Party A and use this account to conduct the settlement of its business activities.

ARTICLE 14.  Breach of Contract and Liabilities

1. In the event that Party B is in breach of Item 1, 2 and 3 of Article 8 and Article 9, Party A shall have the right to cease paying the unused loan amount to Party B, and to call for repayment of all of or all of the loan before maturity.
2. In the event that Party B is in breach of Item 4 of Article 8, Party A shall have the right to impose penalty interest as set forth in this Agreement, and cease paying the unused loan amount to Party B, and to call for repayment of all of or all of the loan before maturity.
3. In the event that Party B is in breach of Item 5 of Article 8, Party A shall have the right to impose penalty interest (principal) and interest on interest (overdue interest) as set forth in this Agreement.
4. In the event that Party B is in breach of Item 6 and 7 of Article 8, causing the renouncement of the loan debt under this Agreement, Party A shall have the right to cease paying the unused loan amount and to demand early repayment of the drawn loan. With respect to the loss of credit assets, Party A shall have the right to hold Party B responsible for compensating the whole or part of the damages.

ARTICLE 15.   Amendment and Cancellation of the Agreement

This Agreement can be amended or cancelled upon unanimous consensus by both parties. The changes or cancellation should be concluded in writing.

ARTICLE 16.   Miscellaneous

1. During the effective term of this Agreement, any extension, toleration or delay in action offered by Party A to Party B in relation to any breach of Agreement or delay caused by Party B shall not impair, affect or limit Party A to exercise any of its rights under this Agreement and the related legally recognized rights as a creditor; it should not be construed as the permission or acceptance of Party A on any damaging activities to this Agreement; and it shall not be deemed as the renouncement of Party A of its rights to take any action against any activities which are in breach of this Agreement currently or in the future.
2. In any event that, irrespective of any reason or causes, part of or all of the clauses contained in this Agreement become legally not enforceable, Party B shall still discharge all of its responsibilities of repayment. In such event, Party A shall have the right to terminate this Agreement and to demand immediate repayment of the loan principal, interest and other relevant charges.


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3.   Any notice and requests between the two parties shall be conducted in writing.

ARTICLE 17.  Representations and Warrants of Party B

Party B is qualified legally to sign and perform this Agreement. In addition, Party B has been authorized to sign and perform this Agreement by the Board of Directors or any other authorizing body (if require).

Party B undertakes that all application documents and information provided to Party A were true, legal, and effective; and did not contain any material mistake or omission of any significant truth or facts.

Party B undertakes to inform Party A in writing within ten days of any change in location of business, corresponding address, telephone number and scope of business, and legal representative, etc.

Party B fully understood and acknowledged all of the terms and conditions as stipulated in this Agreement. It is the Party B's true intent to sign this Agreement.

ARTICLE 18.  Governing Law and Dispute Resolution

This Agreement is signed in accordance with and is subject to the Laws of the People's Republic of China. Any disputes related to the execution of this Agreement should be resolved through friendly consultation or intermediation among the parties. In case no settlement can be reached, the dispute shall be resolved as described in 1 below:
                         ---
1. Submit the case for trial to the People's Court at the vicinity where Party A is located.
2.   Submit to _______________________ Arbitration Tribunal for arbitration.
3. In case this Agreement has been notarized in accordance with the power of attorney granted by both Party A and Party B to the notary public, in the event that Party B fails to or partially fails to discharge its liabilities or obligation under this Agreement, Party A has the right to apply for a certificate of execution from the relevant notary public, and to make the application to the relevant judicial People's Court (i.e. the judicial Court where the debtor is located or where the properties of the debtor are located) for immediate execution of the Agreement.
4.     _________________________________________________________________.

ARTICLE 19.  Conditions for Loan Agreement Effectiveness and Ineffectiveness

1. Conditions for Agreement to be effective (tick where applicable)


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[X] This loan is a guaranteed loan. This Loan Agreement should become effective when the following conditions are met:
     (1) This Agreement should be signed and sealed by the authorized representatives of both parties.
     (2)  The relevant Guarantee Contract (with Guarantee Money and
          Warranty Guarantee Clauses) is signed and the required registration completed.
[ ] This loan is a credit loan, This Loan Agreement becomes effective when signed and sealed.
2. Conditions for Agreement to be ineffective: The loan principal, interest and other related expenses under this Agreement have been fully settled by Party B.

ARTICLE 20.  Other matters agreed by both Party A and Party B: _________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

ARTICLE 21. This Agreement is executed in 4 originals, each of Party A and Party B shall hold two copies, and each copy of the original is of the same legal effect.



Party A (Seal):           Shenzhen Development Bank Ltd Changcheng Branch
                          /s/ Sealed

Person in charge (Sign):  /s/ Hongbo Kang
(Principal or Authorized Officer)
Date: November 24, 2005



Party B (Seal):           Shenzhen Digitainment Co. Ltd.
                          /s/ Sealed
Person in charge (Sign):  /s/ Ming Li
(Legal Representative or Authorized Officer)
Date: November 23, 2005


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